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                                 EXHIBIT 10.1B

                                  EXHIBIT "C"


                                  RESOLUTIONS
                            ADOPTED AT A MEETING OF
                           THE BOARD OF DIRECTORS OF
                            SOUTHWEST WATER COMPANY
                            HELD ON AUGUST 5, 1999


Cessation of Benefit Accruals and Termination of the Retirement Plan
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          WHEREAS, The Utility Employees' Retirement Plan (the "Plan") and the
trust agreement pursuant thereto (the "Trust Agreement") were established effective as of December 31, 1957 for the benefit of the employees of this corporation and certain affiliated companies;

          WHEREAS, the Plan and the trust established pursuant thereto are intended to constitute a qualified defined benefit pension plan and a tax-exempt trust under the provisions of Sections 401 and 501 of the Internal Revenue Code of 1986, as amended (the "Code");

          WHEREAS, under the terms of the Plan, this corporation retains the right to amend or terminate the Plan;

          WHEREAS, this corporation now finds it desirable and in the best interests of Southwest Water Company to cease all benefit accruals under the Plan and to terminate the Plan, effective as of December 30, 1999;

          WHEREAS, pursuant to the requirements of Section 204(h) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), notice of the cessation of benefit accruals under the Plan must be provided to each Plan participant, each Plan beneficiary who is an alternate payee under a qualified domestic relations order and each employee organization representing any Plan participant, following the adoption of the amendment to the Plan ceasing benefit accruals and not less than 15 days before the effective date of such amendment to the Plan; and

          WHEREAS, pursuant to the requirement of Section 4041(a)(2) of ERISA, notice of intent to terminate the Plan must be provided to each Plan participant, each Plan beneficiary of a deceased Plan participant, each Plan beneficiary who is an alternate payee under a qualified domestic relations order, and each employee organization representing any Plan participant, not less than 60 days before the proposed effective date of the Plan termination.
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          NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended to cease all future benefit accruals under the Plan, effective as of December 30, 1999, subject to any amendment to the Plan that is adopted and effective on or prior to December 30, 1999.

          RESOLVED FURTHER, that the Plan is hereby terminated effective as of December 30, 1999.

          RESOLVED FURTHER, that the officers of this corporation be, and each hereby is, authorized and directed to prepare and distribute a notice of the cessation of benefit accruals, in accordance with the provisions of Section 204(h) of ERISA, to each Plan participant, each Plan beneficiary who is an alternate payee under a qualified domestic relations order and each employee organization representing any Plan participant, not less than 15 days before December 30, 1999.

          RESOLVED FURTHER, that the officers of this corporation be, and each hereby is, authorized and directed to prepare and distribute a notice of intent to terminate the Plan, in accordance with the provisions of ERISA Section 4041(a)(2), to each Plan participant, each Plan beneficiary of a deceased Plan participant, each Plan beneficiary who is an alternate payee under a qualified domestic relations order, and each employee organization representing any Plan participant, not less than 60 days before December 30, 1999.

          RESOLVED FURTHER, that said officers be, and each hereby is, authorized and directed to provide the trustees of the trust established pursuant to the Plan with a certified copy of these resolutions.

Further Actions
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          RESOLVED FURTHER, that said officers be, and each hereby is, authorized and directed to prepare and execute any further documents and to take any further actions as may be necessary to accomplish the purposes of the foregoing resolutions.